UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2010

Conn's, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50421 (Commission File Number)	06-1672840 (IRS Employer Identification No.)

3295 College Street Beaumont, Texas (Address of principal executive offices)	77701 (Zip Code)

Registrant's telephone number, including area code: (409) 832-1696

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On March 12, 2010, Conn Funding II, L.P., a qualified special purpose entity of the Company, entered an “Amendment No. 5 to Second Amended and Restated Note Purchase Agreement”, with Three Pillars Funding LLC, JPMorgan Chase Bank, N.A., Park Avenue Receivables Company, LLC and SunTrust Robinson Humphrey, Inc., amending and modifying the Second Amended and Restated Note Purchase Agreement dated August 14, 2008, as amended, supplemented and modified from time to time, by  extending the date for the completion of the modification and amendment (the “Restructuring Amendments”) of the Note Purchase Agreement and certain other of the Transaction Documents, including without limitation, the Series Supplement (as defined in the Base Indenture), from March 12, 2010 to on or before March 19, 2010.

Item 9.01       Financial Statements and Exhibits.

  (c)        Exhibits

Exhibit Number	Exhibit Title
10.1	Amendment No. 5 to Second Amended and Restated Note Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.

Date:	March 12, 2010	By:	/s/ Michael J. Poppe
		Name:	Michael J. Poppe
		Title:	Chief Financial Officer